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Exhibit 10.4

NEWLINK GENETICS CORPORATION
STOCK OPTION GRANT NOTICE
(2000 EQUITY INCENTIVE PLAN)

        NewLink Genetics Corporation (the "Company"), pursuant to its 2000 Equity Incentive Plan (the "Plan"), hereby grants to the Participant as a bonus the number of shares of the Company's Common Stock set forth below ("Award"). This award is subject to all of the terms and conditions as set forth herein and in the Stock Bonus Agreement the Plan, each of which are attached hereto and incorporated here' in their entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:
Type of Grant:
Exercise Schedule:

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):
By cash or check Pursuant to a Regulation T Program if the Shares are publicly traded By delivery of already-owned shares if the Shares are publicly traded

        Additional Terms/Acknowledgements:    The undersigned Option holder acknowledges receipt of and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Option holder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

NEWLINK GENETICS CORPORATION
OPTION HOLDER
By:	Officer	By:	Signature
Title:		Date:
Date:

ATTACHMENTS: Stock Option Agreement 2000 Equity Incentive Plan and Notice of Exercise

        Stock Bonus Agreement

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  Exhibit 10.4
NEWLINK GENETICS CORPORATION STOCK OPTION GRANT NOTICE (2000 EQUITY INCENTIVE PLAN)